                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1998, (98-4), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1998 to December 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
             PASS-THROUGH CERTIFICATES, SERIES 1998-4 6.53%*, 6.87%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
***Revised

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                        Amount             Original
                                                                                    --------------       ------------
CLASS A CERTIFICATES
--------------------
(1a)  Amount available( including Monthly Servicing Fee)                              6,596,662.99
                                                                                    --------------

 (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                    --------------

 (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
      Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
      Remittance Date                                                                 6,596,662.99
                                                                                    --------------

 (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                       0.00
                                                                                    --------------

A.    Interest
      (2)  Aggregate  interest
           a. Class A-1 Remittance Rate (5.68%)                                            5.6800%
                                                                                    --------------
           b. Class A-1 Interest                                                          3,827.97         0.17887710
                                                                                    --------------       ------------
           c. Class A-2 Remittance Rate (6.00%)                                              6.00%
                                                                                    --------------
           d. Class A-2 Interest                                                         130,000.00        5.00000000
                                                                                    --------------       ------------

           e. Class A-3 Remittance Rate (5.98%)                                              5.98%
                                                                                    --------------
           f. Class A-3 Interest                                                        308,966.67         4.98333339
                                                                                    --------------       ------------

           g. Class A-4 Remittance Rate (6.09%)                                              6.09%
                                                                                    --------------
           h. Class A-4 Interest                                                        137,025.00         5.07500000
                                                                                    --------------       ------------

           i. Class A-5 Remittance Rate (6.18%)                                              6.18%
                                                                                    --------------
           j. Class A-5 Interest                                                        558,260.00         5.15000000
                                                                                    --------------       ------------

           k. Class A-6 Remittance Rate 6.53%, (unless
              the Weighted Average Contract Rate is
              less than 6.53%)                                                               6.53%
                                                                                    --------------
           l. Class A-6 Interest                                                        395,609.17         5.44166671
                                                                                    --------------       ------------

           m. Class A-7 Remittance Rate 6.87%, (unless
              the Weighted Average Contract Rate is
              less than 6.87%)                                                               6.87%
                                                                                    --------------
           n. Class A-7 Interest                                                        601,125.00         5.72500000
                                                                                    --------------       ------------

      (3)  Amount applied to:
           a. Unpaid Class A Interest Shortfall                                               0.00                  0
                                                                                    --------------       ------------

      (4)  Remaining:
           a. Unpaid Class A Interest Shortfall                                               0.00                  0
                                                                                    --------------       ------------

B.    Principal
      (5)  Formula Principal Distribution  Amount                                     3,064,583.35                N/A
                                                                                    --------------       ------------
           a. Scheduled Principal                                                       682,701.82                N/A
                                                                                    --------------       ------------
           b. Principal Prepayments                                                   2,324,572.59                N/A
                                                                                    --------------       ------------
           c. Liquidated Contracts                                                      272,614.10                N/A
                                                                                    --------------       ------------
           d. Repurchases                                                                     0.00                N/A
                                                                                    --------------       ------------
           e. Current Month Advanced Principal                                          819,071.09                N/A
                                                                                    --------------       ------------
           f. Prior Month Advanced Principal                                         (1,034,376.25)               N/A
                                                                                    --------------       ------------

      (6)  Pool Scheduled Principal Balance                                         477,068,070.04
                                                                                    --------------

     (6b)  Adjusted Pool Principal Balance                                          476,248,998.95       952.49799790
                                                                                    --------------       ------------
     (6c)  Pool Factor                                                                  0.95249800
                                                                                    --------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
             PASS-THROUGH CERTIFICATES, SERIES 1998-4 6.53%*, 6.83%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 2

***Revised

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 01/04/99

      (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                    --------------

      (8)  Class A Percentage for such Remittance Date                                      91.13%
                                                                                    --------------

      (9)  Class A Percentage for the following  Remittance Date                            91.08%
                                                                                    --------------

     (10)  Class A  Principal Distribution:
           a. Class A-1                                                                 713,582.30        33.34496729
                                                                                    --------------       ------------
           b. Class A-2                                                               2,351,001.05        90.42311731
                                                                                    --------------       ------------
           c. Class A-3                                                                       0.00         0.00000000
                                                                                    --------------       ------------
           d. Class A-4                                                                       0.00         0.00000000
                                                                                    --------------       ------------
           e. Class A-5                                                                       0.00         0.00000000
                                                                                    --------------       ------------
           g. Class A-6                                                                       0.00         0.00000000
                                                                                    --------------       ------------
           h. Class A-7                                                                       0.00         0.00000000
                                                                                    --------------       ------------

     (11)  Class A-1 Principal Balance                                                        0.00         0.00000000
                                                                                    --------------       ------------
    (11a)  Class A-1 Pool Factor                                                        0.00000000
                                                                                    --------------

     (12)  Class A-2 Principal Balance                                               23,648,998.95        909.5768827
                                                                                    --------------       ------------
    (12a)  Class A-2 Pool Factor                                                        0.90957688
                                                                                    --------------
     (13)  Class A-3 Principal Balance                                               62,000,000.00       1000.0000000
                                                                                    --------------       ------------
    (13a)  Class A-3 Pool Factor                                                        1.00000000
                                                                                    --------------

     (14)  Class A-4 Principal Balance                                               27,000,000.00       1000.0000000
                                                                                    --------------       ------------
    (14a)  Class A-4 Pool Factor                                                        1.00000000
                                                                                    --------------

     (15)  Class A-5 Principal Balance                                              108,400,000.00       1000.0000000
                                                                                    --------------       ------------
    (15a)  Class A-5 Pool Factor                                                        1.00000000
                                                                                    --------------

     (16)  Class A-6 Principal Balance                                               72,700,000.00       1000.0000000
                                                                                    --------------       ------------
    (16a)  Class A-6 Pool Factor                                                        1.00000000
                                                                                    --------------

     (17)  Class A-7 Principal Balance                                              105,000,000.00       1000.0000000
                                                                                    --------------       ------------
    (17a)  Class A-7 Pool Factor                                                        1.00000000
                                                                                    --------------

     (17)  Unpaid Class A Principal Shortfall
           (if any)following current Remittance Date                                          0.00
                                                                                    --------------

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

     (18)  31-59 days                                                                 3,512,486.48                101
                                                                                    --------------       ------------

     (19)  60 days or more                                                            4,448,821.49                114
                                                                                    --------------       ------------

     (20)  Current Month Repossessions                                                  590,698.82                 19
                                                                                    --------------       ------------

     (21)  Repossession Inventory                                                       943,768.27                 30
                                                                                    --------------       ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       5.68%, 6.00%, 5.98%, 6.09%, 6.18%,
             PASS-THROUGH CERTIFICATES, SERIES 1998-4 6.53%*, 6.83%*
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 3
****Revised

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 01/04/99

Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2002.)

     (22)  Average Sixty - Day Delinquency Ratio Test

           (a) Sixty - Day Delinquency Ratio for current Remittance Date                    1.13%
                                                                                    -------------

           (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
               may not exceed 4.0%)                                                         0.81%
                                                                                    -------------

     (23)  Average Thirty - Day Delinquency Ratio  Test

           (a) Thirty - Day Delinquency Ratio for current Remittance Date                   1.87%
                                                                                    -------------

           (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
               may not exceed 6.0%)                                                         1.14%
                                                                                    -------------

     (24)  Cumulative Realized Losses Test

           (a) Cumulative Realized Losses for  current Remittance Date
               (as a percentage of Cut-off Date Pool Principal Balance;
               may not exceed 5.5% from June 1, 2002 to May 31, 2003,
               6.5% from June 1, 2003 to May 31, 2004; 8.5%  from                           0.02%
               June 1, 2004 to May 31, 2005 and 9.5% thereafter)                    -------------

     (25)  Current Realized Losses Test

           (a) Current Realized Losses for current Remittance Date                      95,360.27
                                                                                    -------------

           (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
               preceding Remittance and for current Remittance Date;
               may not exceed 2.5%)                                                         0.10%
                                                                                    -------------

     (26)  Class M-1 Principal Balance Test

           (a) The sum of Class M-1 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date)
               divided by Pool Scheduled Principal Balance as of preceding
               Remittance Date is greater than 23.25%                                      16.17%
                                                                                    -------------

     (27)  Class B Principal Balance Test

           (a) Class B Principal Balance (before any distributions on current
               Remittance Date) as of such Remittance date is greater than
               $10,000,000.00                                                       42,500,000.00
                                                                                    -------------

         (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance
              as of preceding Remittance Date is equal to or greater than 12.75%.           8.87%
                                                                                    -------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 4
****Revised

                                                 CUSIP NO. #393505-F64, F72, F80
                                                        TRUST ACCOUNT #3336599-0
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                        Amount             Original
                                                                                    --------------       ------------
CLASS M-1 CERTIFICATES
----------------------
     (28)  Amount available( including Monthly Servicing Fee)                        1,397,265.83
                                                                                    -------------
A.    Interest
     (29)  Aggregate interest
           (a) Class M-1 Remittance Rate 6.83%, unless the
               Weighted Average Contract Rate is less than 6.83%)                           6.83%
                                                                                    -------------

           (b) Class M-1 Interest                                                      199,208.33           5.69166657
                                                                                    -------------        -------------

           (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                    -------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                            0.00
                                                                                    -------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                             0.00
                                                                                    -------------

     (32)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                            0.00                    0
                                                                                    -------------        -------------

     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                            0.00                    0
                                                                                    -------------        -------------

B.    Principal
     (34)  Formula Principal Distribution  Amount                                            0.00                  N/A
                                                                                    -------------        -------------
           a. Scheduled Principal                                                            0.00                  N/A
                                                                                    -------------        -------------
           b. Principal Prepayments                                                          0.00                  N/A
                                                                                    -------------        -------------
           c. Liquidated Contracts                                                           0.00                  N/A
                                                                                    -------------        -------------
           d. Repurchases                                                                    0.00                  N/A
                                                                                    -------------        -------------

     (35)  Class M-1 Principal Balance                                              35,000,000.00        1000.00000000
                                                                                    -------------        -------------
    (35a)  Class M-1 Pool Factor                                                       1.00000000
                                                                                    -------------

     (36)  Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                    -------------

     (37)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                                            0.00           0.00000000
                                                                                    -------------        -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                       0.00
                                                                                    -------------

     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                        0.00
                                                                                    -------------

     (39)  Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                    -------------

     (40)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                    -------------

           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                              0.00
                                                                                    -------------

           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                               0.00
                                                                                    -------------

           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                       0.00
                                                                                    -------------

           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                          0.00
                                                                                    -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
****Revised

                                                 CUSIP NO. #393505-F64, F72, F80
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                        Amount             Original
                                                                                    --------------       ------------
CLASS BI CERTIFICATES
---------------------
      (1)  Amount  Available less the Class A
           Distribution Amount  and Class M-1 Distribution
           Amount (including Monthly Servicing Fee)                                   1,198,057.50
                                                                                    --------------

      (2)  Class B-1 Adjusted Principal Balance                                               0.00
                                                                                    --------------

      (3)  Class B-1 Remittance Rate  (7.26%
           unless Weighted Average Contract Rate
           is below 7.26%)                                                                   7.26%
                                                                                    --------------

      (4)  Interest on Class B-1 Adjusted Principal Balance                                   0.00
                                                                                    --------------

      (3)  Aggregate Class B1 Interest                                                  136,125.00       6.05000000
                                                                                    --------------       ----------

      (4)  Amount applied to Unpaid
           Class B1 Interest Shortfall                                                        0.00             0.00
                                                                                    --------------       ----------

      (5)  Remaining Unpaid Class B1
           Interest Shortfall                                                                 0.00             0.00
                                                                                    --------------       ----------

      (6)  Amount applied to Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                    --------------

      (7)  Remaining Unpaid Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                    --------------

      (8)  Unpaid Class B-1 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                    --------------

     (8a)  Class B Percentage for such Remittance Date                                        0.00
                                                                                    --------------

      (9)  Current Principal (Class B Percentage of Formula Principal
           Distribution Amount)                                                               0.00       0.00000000
                                                                                    --------------       ----------

    (10a)  Class B1 Principal Shortfall                                                       0.00
                                                                                    --------------

    (10b)  Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                    --------------

     (11)  Class B Principal Balance                                                 42,500,000.00
                                                                                    --------------

     (12)  Class B1 Principal Balance                                                22,500,000.00
                                                                                    --------------
    (12a)  Class B1 Pool Factor                                                         1.00000000
                                                                                    --------------

     (13)  Class B-1 Liquidation Loss Interest
           (a) Class B-1 Liquidation Loss Amount                                              0.00
                                                                                    --------------

           (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                                    --------------

           (c) Remaining Class B-1 Liquidation Loss Interest Amount                           0.00
                                                                                    --------------

           (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
               Shortfall                                                                      0.00
                                                                                    --------------

           (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                 0.00
                                                                                    --------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 2
*****Revised

                                                 CUSIP NO. #393505-F64, F72, F80
                                                        REMITTANCE DATE 01/04/99

                                                                                        Total $           Per $1,000
                                                                                        Amount             Original
                                                                                    --------------       ------------
CLASS B2 CERTIFICATES
---------------------
     (14)  Remaining Amount Available                                                1,061,932.50
                                                                                    -------------

     (15)  Class B-2 Remittance Rate ( 8.11%
           unless Weighted Average Contract
           Rate is less than 8.11%)                                                         8.11%
                                                                                    -------------

     (16)  Aggregate Class B2 Interest                                                 135,166.67        6.75833350
                                                                                    -------------        ----------

     (17)  Amount applied to Unpaid
           Class B2 Interest Shortfall                                                       0.00              0.00
                                                                                    -------------        ----------

     (18)  Remaining Unpaid Class B2
           Interest Shortfall                                                                0.00              0.00
                                                                                    -------------        ----------

     (19)  Unpaid Class B2 Principal Shortfall
           (if any) following prior Remittance Date                                          0.00
                                                                                    -------------

     (20)  Class B2 Principal Liquidation Loss Amount                                        0.00
                                                                                    -------------

     (21)  Class B2 Principal (zero until class B1
           paid down: thereafter, Class B Percentage
           of formula Principal Distribution Amount)                                         0.00        0.00000000
                                                                                    -------------        ----------

     (22)  Guarantee Payment                                                                 0.00
                                                                                    -------------

     (23)  Class B2 Principal Balance                                               20,000,000.00
                                                                                    -------------
    (23a)  Class B2 Pool Factor                                                        1.00000000
                                                                                    -------------

     (24)  Monthly Servicing Fee (deducted from
           Certificate Account balance to arrive at
           Amount Available if the Company or Green Tree
           Financial Servicing Corporation is not the Servicer;
           deducted from funds remaining after payment of Class A
           Distribution Amount, Class M-1 Distribution Amount,
           Class B-1 Distribution Amount and Class B-2  Distribution
           Amount, if the Company or Green Tree Financial Servicing Corp.              200,144.98
           is the Servicer)                                                         -------------

     (25)  Class B-3I Guarantee Fee                                                    726,620.85
                                                                                    -------------

     (26)  Class B-3I Distribution Amount                                                    0.00
                                                                                    -------------

     (27)  Class B-3I Formula Distribution Amount (all Excess
           Interest plus Unpaid Class B-3I Shortfall)                                        0.00
                                                                                    -------------

     (28)  Class B-3I Distribution Amount (remaining Amount Available)                       0.00
                                                                                    -------------

     (29)  Class B-3I Shortfall (26-27)                                                      0.00
                                                                                    -------------

     (30)  Unpaid Class B-3I Shortfall                                                       0.00
                                                                                    -------------

     (31)  Class M-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                    -------------

     (32)  Class B-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                    -------------

     (33)  Repossessed Contracts                                                       590,698.82
                                                                                    -------------
     (34)  Repossessed Contracts Remaining in Inventory                                943,768.27
                                                                                    -------------

     (35)  Weighted Average Contract Rate                                                 9.55761
                                                                                    -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.